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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: DECEMBER 31, 1998

                        (Date of Earliest Event Reported)


                          CAPSTEAD MORTGAGE CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


            MARYLAND                  1-8896                75-2027937
  (State of Incorporation)     (Commission File No.)      I.R.S. Employer
                                                         Identification No.)


       2711 NORTH HASKELL AVENUE
               SUITE 900
             DALLAS, TEXAS                                    75204
----------------------------------------                   ----------
(Address of Principal Executive Offices)                   (Zip Code)


       Registrant's Telephone Number, Including Area Code: (214) 874-2323


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ITEM 2.  DISPOSITION OF ASSETS

                          CAPSTEAD MORTGAGE CORPORATION
                  ANNOUNCES SALE OF MORTGAGE BANKING OPERATIONS

         On December 31, 1998 Capstead Mortgage Corporation's affiliate Capstead Inc. closed the sale of its mortgage banking operation to Homecomings Financial Network, Inc., an affiliate of GMAC Mortgage Group, Inc., (a wholly-owned subsidiary of General Motors Acceptance Corporation ("GMAC")) for aggregate cash consideration of more than $44 million, subject to certain post-closing adjustments. Homecomings Financial Network, Inc. is a wholly-owned subsidiary of Residential Funding Corporation ("RFC"). Capstead Inc. has had a long-term alliance with RFC, currently subservicing approximately $18.6 billion of RFC's single-family mortgage loans.

         Previously, on December 21, 1998 Capstead Inc. closed the sale of its $38 billion single-family mortgage servicing portfolio, including the conveyance of certain related hedging instruments, to another GMAC affiliate, GMAC Mortgage Corporation.

         After retiring indebtedness related to its mortgage servicing portfolio, related hedge instruments and loan production financing, and certain transaction costs, these transactions generated net cash proceeds of approximately $500 million. Of these proceeds, $26.5 million is being held in escrow for a period of up to eighteen months to secure related indemnifications.

         Merrill Lynch & Co. and Cohane Rafferty Securities, Inc. advised Capstead Mortgage Corporation and Capstead Inc. on the sale of the mortgage banking operations.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         FINANCIAL STATEMENTS:

         This Form 8-K filing does not contain the required pro forma financial information relative to the disposition of the Company's mortgage banking operations. Such pro forma financial information will be filed with an amendment to this Form 8-K on or prior to March 16, 1999.

         EXHIBITS:

         EXHIBIT
         NUMBER

          2.1 Asset Purchase Agreement dated as of December 10, 1998 by and among Capstead Mortgage Corporation, Capstead Holdings, Inc. and Capstead Inc. and Homecomings Financial Network, Inc.

         10.32 Purchase and Sale Agreement dated as of November 30, 1998 by and among Capstead Inc. and GMAC Mortgage Corporation.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CAPSTEAD MORTGAGE CORPORATION


January 14, 1999                        By: /s/ Phillip A. Reinsch
                                            ------------------------------------
                                            Phillip A. Reinsch - Senior Vice
                                            President - Control

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                                 EXHIBIT INDEX

         EXHIBIT
         NUMBER                     Description

          2.1 Asset Purchase Agreement dated as of December 10, 1998 by and among Capstead Mortgage Corporation, Capstead Holdings, Inc. and Capstead Inc. and Homecomings Financial Network, Inc.

         10.32 Purchase and Sale Agreement dated as of November 30, 1998 by and among Capstead Inc. and GMAC Mortgage Corporation.